                                                                    EXHIBIT 32.1

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of World Waste Technologies, Inc. on Form 10-Q for the quarter ending September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, being, John Pimentel, Chief Executive Officer of World Waste Technologies, Inc., does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on his knowledge:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition of the Company and the results of operations of the Company.

Date: November 14, 2007

                                              By: /s/ John Pimentel
                                                 -------------------------------
                                                  John Pimentel,
                                                  Chief Executive Officer